Exhibit 10.5

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE AND/OR PROVINCIAL SECURITIES LAWS.

PRIVATE PLACEMENT SUBSCRIPTION
FOR U.S. ACCREDITED SUBSCRIBERS

ALTON VENTURES, INC.

PRIVATE PLACEMENT
MAXIMUM 16,250,000 SHARES OF COMMON STOCK
US$13,000,000

INSTRUCTIONS TO SUBSCRIBER:

1.	COMPLETE the information on page 12 of this Subscription.

2.

COMPLETE the U.S. Accredited Investor Questionnaire attached as Schedule A to this Subscription (the "US Questionnaire") and the British Columbia Accredited Investor Questionnaire attached as Schedule B to this Subscription (the "BC Questionnaire") if your subscription is less than Cdn.$150,000.

3.	WIRE the Subscription Proceeds to Clark Wilson LLP, counsel to the Company, pursuant to the wire instructions provided on page 2 of this Subscription.

4.	FAX a copy of page 12 of this Subscription, and all pages of the applicable Schedules of this Subscription to Clark Wilson LLP, attention Cam McTavish at (604) 687-6314.

5.	COURIER the originally executed copy of the entire Subscription, together with all duly signed Schedules, to Clark Wilson LLP, counsel to the Company, to

Clark Wilson LLP
800-885 W Georgia Street
Vancouver, B.C. Canada V6C 3H1
Attention: Cam McTavish

If you have any questions please contact Brian Doutaz, President of the Company, at: (604) 275-6159.

ALTON VENTURES, INC.
12880 Railway Avenue
Unit 35, Richmond, B.C.
Canada V7E 6G4

TRUST FUNDS (USD)

INSTRUCTIONS FOR WIRING FUNDS TO CLARK WILSON LLP

HSBC BANK USA ONE HSBC CENTER BUFFALO, NEW YORK 14203 ABA NO.: 021 001 088 SWIFT CODE: HKBCCATT ACCOUNT NO.: 000050881

For further credit to:
HSBC BANK CANADA 885 WEST GEORGIA STREET VANCOUVER, BRITISH COLUMBIA V6C 3G1 CANADA
ACCOUNT NAME: CLARK WILSON LLP U.S. TRUST ACCOUNT NO.: 491689-002 TRANSIT NO.: 10020 BANK CODE: 16

PLEASE ALSO INSTRUCT YOUR BANKER TO QUOTE
YOUR NAME AND OUR FILE NUMBER 28183-0001/VZH

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE AND/OR PROVINCIAL SECURITIES LAWS.

PRIVATE PLACEMENT SUBSCRIPTION
(U.S. Accredited Subscribers Only)

TO:	ALTON VENTURES, INC. (the "Company")
12880 Railway Avenue
Unit 35, Richmond, B.C.
Canada V7E 6G4

Purchase of Shares

1.                                  Subscription

1.1                                 The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase the number of shares of the Company's common stock (the "Shares") as set out on page 12 of this Subscription at a price of US$0.80 per Share (such subscription and agreement to purchase being the "Subscription"), for the total subscription price as set out on page 12 of this Subscription (the "Subscription Proceeds"), which Subscription Proceeds are tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2                                 The Company hereby agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Shares. Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

1.3                                 Unless otherwise provided, all dollar amounts referred to in this Subscription are in lawful money of the United States of America.

2.                                   Payment

2.1                                 The Subscription Proceeds must accompany this Subscription and shall be wired directly to the Company's lawyers in accordance with the wire instructions set out on page 2 of this Subscription. The Subscriber authorizes the Company's lawyers to deliver the Subscription Proceeds to the Company on the Closing Date (as defined herein).

2.2                                 The Subscriber acknowledges and agrees that this Subscription, the Subscription Proceeds and any other documents delivered in connection herewith will be held by the Company's lawyers on behalf of the Company. In the event that this Subscription is not accepted by the Company for whatever reason within 60 days of the delivery of an executed Subscription by the Subscriber, this Subscription, the Subscription Proceeds and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription without interest or deduction.

2.3                                 Where the Subscription Proceeds are paid to the Company, the Company may treat the Subscription Proceeds as a non-interest bearing loan and may use the Subscription Proceeds prior to this subscription being accepted by the Company.

2.4                                 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, the OTC Bulletin Board, stock exchanges and applicable law.

3.                                   Closing

3.1                                 Closing of the purchase and sale of the Shares shall occur on or before January 31, 2007, or on such other date as may be determined by the Company in its sole discretion (the "Closing Date"). The Subscriber acknowledges that Shares may be issued to other subscribers under this offering (the "Offering") before or after the Closing Date (the last sale of Shares under this Offering being referred to as the "Final Closing Date").

4.                                   Acknowledgements of Subscriber

4.1                                 The Subscriber acknowledges and agrees that:

(a)

the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

(b)

the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c)	by completing:

	(i)	the US Questionnaire, the Subscriber is representing and warranting that the Subscriber is an "accredited investor", as the term is defined in Regulation D promulgated under the 1933 Act, and

(ii)

the BC Questionnaire, the Subscriber is representing and warranting that the Subscriber is an "accredited investor", as the term is defined in National Instrument 45-106 ("NI 45-106") adopted by the British Columbia Securities Commission (the "BCSC");

(d)

the decision to execute this Subscription and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon a review of information as provided by the Company in the Private Placement Memorandum of the Company dated October 26, 2006 (the "Private Placement Memorandum"), the receipt and sufficiency of which is hereby acknowledged by the Subscriber, and the publicly available information regarding the Company available on the website of the United States Securities and Exchange Commission (the "SEC") available at www.sec.gov (collectively, the "Company Information"). The Subscriber acknowledges that the business plan, corporate profile and any projections or predictions contained in the Private Placement Memorandum may not be achieved or be achievable;

(e)

the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to review the Company Information and to ask questions of and receive answers from the Company regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information, or any other document provided to the Subscriber;

(f)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Subscriber, the Subscriber's attorney and/or advisor(s);

(g)	by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Shares pursuant to this Subscription;

(h)

the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription and the US Questionnaire and the BC Questionnaire, as applicable (the US Questionnaire and the BC Questionnaire collectively referred to as the "Questionnaires"), and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber's failure to correctly complete this Subscription and the Questionnaires, as applicable;

(i)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any acknowledgment, representation or warranty of the Subscriber contained herein, the Questionnaires, as applicable, or in any other document furnished by the Subscriber to the Company in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(j)

the issuance and sale of the Shares to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(k)	that resale of any of the Shares in Canada is restricted except pursuant to an exemption from applicable securities legislation;

(l)

the Subscriber has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions and it is solely responsible (and the Company is in any way responsible) for compliance with applicable resale restrictions;

(m)

the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus to sell the Shares and, as a consequence of acquiring the Shares pursuant to such exemption certain protections, rights and remedies provided by the applicable securities legislation of British Columbia including statutory rights of rescission or damages, will not be available to the Subscriber;

(n)

the Shares are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of the Company's common stock on the OTC Bulletin Board;

(o)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(p)	no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;

(q)	there is no government or other insurance covering any of the Shares; and

(r)

this Subscription is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any Subscription for any reason.

5.                                   Representations, Warranties and Covenants of the Subscriber

5.1                                 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing Date) that:

(a)	the Subscriber is an "accredited investor" as that term is defined in Regulation D promulgated under the 1933 Act;

(b)	the Subscriber is:

(i)

purchasing as principal a sufficient number of Shares such that the aggregate acquisition cost (the "Acquisition Cost") to the Subscriber of such Shares is not less than Cdn.$150,000 and the Subscriber has not been formed, created, established or incorporated for the purpose of permitting the purchase of the Shares without a prospectus by groups of individuals whose individual share of the aggregate acquisition cost for such Shares is less than the Acquisition Cost, or

(ii) the Subscriber is an "accredited investor" as that term is defined in NI 45-106;

(c)	the Subscriber has received and carefully read this Subscription;

(d)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription on behalf of the Subscriber;

(e)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and can afford the complete loss of such investment;

(f)

all information contained in the Questionnaires, as applicable, are complete and accurate and may be relied upon by the Company, and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the Closing Date;

(g)

the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Company, and the Subscriber is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaires, as applicable;

(h)

the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Subscription and the Questionnaires, as applicable, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(i)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(j)

the entering into of this Subscription and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(k)	the Subscriber has duly executed and delivered this Subscription and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(l)

the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Company, and the Subscriber is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaires, as applicable;

(m)

the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(n)

all information contained in the Questionnaires, as applicable, is complete and accurate and may be relied upon by the Company, and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the Closing Date;

(o)

the Subscriber is purchasing the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Shares, and the Subscriber has not subdivided his interest in the Shares with any other person;

(p)

the Subscriber is not an underwriter of, or dealer in, the shares of the Company's common stock, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(q)

the Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Shares and the Company;

(r)

if the Subscriber is acquiring the Shares as a fiduciary or agent for one or more investor accounts, the Subscriber has sole investment discretion with respect to each such account, and the Subscriber has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(s)

the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(t)	no person has made to the Subscriber any written or oral representations:

	(i)	that any person will resell or repurchase any of the Shares,

	(ii)	that any person will refund the purchase price of any of the Shares,

	(iii)	as to the future price or value of any of the Shares, or

(iv)

that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of the Company's common stock on the OTC Bulletin Board; and

(u)

the Subscriber acknowledges and agrees that the Company shall not consider the Subscriber's Subscription for acceptance unless the undersigned provides to the Company, along with an executed copy of this Subscription:

	(i)	a fully completed and executed US Questionnaire in the form attached hereto as Schedule A,

	(ii)	a fully completed and executed BC Questionnaire in the form attached hereto as Schedule B, if the Subscription of the Subscriber amounts to less than Cdn.$150,000, and

	(iii)	such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber's qualification as an accredited investor.

5.2                                 In this Subscription, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Subscription includes any person in the United States.

6.                                   Acknowledgement and Waiver

6.1                                 The Subscriber has acknowledged that the decision to purchase the Shares was solely made on the Company Information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

7.                                   Representations and Warranties will be Relied Upon by the Company

7.1                                 The Subscriber acknowledges that the acknowledgements, representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Shares under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares, it will be representing and warranting that the acknowledgements representations and warranties contained herein are true and correct as of the date hereof and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.

8.                                   Resale Restrictions

8.1                                 The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that the Shares have not been registered under the 1933 Act or the securities laws of any state of the United States. The Shares may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

9.                                   British Columbia Resale Restriction

9.1                                 The Subscriber acknowledges that the Shares are subject to resale restrictions in British Columbia and may not be traded in British Columbia except as permitted by the Securities Act (British Columbia) (the "BC Act") and the rules made thereunder.

9.2                                 Pursuant to Multilateral Instrument 45-102, as adopted by the BCSC, a subsequent trade in the Shares will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the BC Act) unless certain conditions are met, which conditions include a hold period (the "Canadian Hold Period") that shall have elapsed from the date on which the Shares were issued to the Subscriber and, during the currency of the Canadian Hold Period, any certificate representing the Shares is to be imprinted with a restrictive legend (the "Canadian Legend").

9.3                                 By executing and delivering this Subscription, the Subscriber will have directed the Company not to include the Canadian Legend on any certificates representing the Shares to be issued to the Subscriber.

9.4                                 As a consequence, the Subscriber will not be able to rely on the resale provisions of Multilateral Instrument 45-102, and any subsequent trade in any of the Shares during or after the Canadian Hold Period will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

10.                                 Legending and Registration of Subject Shares

10.1                               The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE

REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

10.2                               The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription.

11.                                 Collection of Personal Information

11.1                               The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber's personal information for the purpose of fulfilling this Subscription and completing the Offering. The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company's registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

12.                                 Costs

12.1                               The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

13.                                 Governing Law

13.1                               This Subscription is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable thereto. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the Courts of the Province of British Columbia.

14.                                 Survival

14.1                               This Subscription, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

15.                                 Assignment

15.1                               This Subscription is not transferable or assignable.

16.                                 Severability

16.1                               The invalidity or unenforceability of any particular provision of this Subscription shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription.

17.                                 Entire Agreement

17.1                               Except as expressly provided in this Subscription and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

18.                                 Notices

18.1                               All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 12 and notices to the Company shall be directed to it at the first page of this Subscription.

19.                                 Counterparts and Electronic Means

19.1                               This Subscription may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription as of the date hereinafter set forth.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription as of the date hereinafter set forth.

DELIVERY AND REGISTRATION INSTRUCTIONS

1.	Delivery - please deliver the Share certificates to:

2.	Registration - registration of the certificates which are to be delivered at closing should be made as follows:

(name)

(address)

3.

The undersigned hereby acknowledges that he or she will deliver to the Company all such additional completed forms in respect of the Subscriber's purchase of the Shares as may be required for filing with the appropriate securities commissions and regulatory authorities.

(Name of Subscriber – Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, State, and Zip Code of Subscriber)

(Country of Subscriber)

(Fax Number)

(Number of Shares to be Purchased)

(Total Subscription Price)

A C C E P T A N C E

The above-mentioned Subscription in respect of the Shares is hereby accepted by ALTON VENTURES, INC.

DATED at ______________________________, the _____ day of __________________, 2006.

ALTON VENTURES, INC.

Per:   __________________________________________
         Authorized Signatory

SCHEDULE A

U.S. ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription.

This US Questionnaire is for use by each Subscriber that has indicated an interest in purchasing Shares of ALTON VENTURES, INC. (the "Company"). The purpose of this US Questionnaire is to assure the Company that each Subscriber will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this US Questionnaire for the purposes of such determination. This US Questionnaire is not an offer of the Shares or any other securities of the Company in any state other than those specifically authorized by the Company.

The Subscriber covenants, represents and warrants to the Company that it satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an "Accredited Investor" which the Subscriber satisfies.)

__________	Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000.

__________	Category 2	A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000.

__________	Category 3

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

__________	Category 4

A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

__________	Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States).

2

__________	Category 6	A director or executive officer of the Company.

__________	Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

__________	Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Note that prospective Subscribers claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber's status as an Accredited Investor.

If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

_____________________________________________________________________________________________

The Subscriber hereby certifies that the information contained in this US Questionnaire is complete and accurate and the Subscriber will notify the Company promptly of any change in any such information. If this US Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this US Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this US Questionnaire as of the ___ day of _______________, 2006.

If a Corporation, Partnership or Other	If an Individual:
Entity:

Print of Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity	Social Security/Tax I.D. No. (if applicable)

SCHEDULE B

NI 45-106 ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription.

The purpose of this BC Questionnaire is to assure the Company that the Subscriber will meet certain requirements of National Instrument 45-106 ("NI 45-106"). The Company will rely on the information contained in this BC Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Company that:

1.

The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription and the Subscriber is able to bear the economic risk of loss arising from such transactions;

2.	The Subscriber satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

	[ ]	(a) a Canadian financial institution as defined in National Instrument 14-101, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

	[ ]	(b) the Business Development Bank of Canada incorporated under the Business Development Bank Act (Canada);

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(c) a subsidiary of any person referred to in any of the foregoing categories, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

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(d) an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland);

	[ ]	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

	[ ]	(f) the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

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(g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scholaire de l'ile de Montreal or an intermunicipal management board in Québec;

	[ ]	(h) a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency thereof;

	[ ]	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

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(j) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

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(k) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	(l) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

[ ]	(m) a person, other than a person or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;

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(n) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106;

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(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

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(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

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(q) a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

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(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or an advisor registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

[ ]	(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors;

[ ]	(u) an investment funds that is advised by a person registered as an advisor or a person that is exempt from registration as an advisor; or

[ ]	(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia after this instrument comes into force;

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Shares under relevant legislation.

                    IN WITNESS WHEREOF, the undersigned has executed this BC Questionnaire as of the ________day of  __________________, 2006.

If an Individual:	If a Corporation, Partnership or Other Entity:

Signature	Print or Type Name of Entity

Print or Type Name	Signature of Authorized Signatory

Type of Entity